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 

exelon℠

May 9, 2022

Earnings Conference Call First Quarter 2022

Cautionary Statements Regarding Forward-Looking Information

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as "could," "may," "expects," "anticipates," "will," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "predicts," and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to "E" after a year or time period indicates the information for that year or time period is an estimate.

The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants' First Quarter 2022 Quarterly Report on Form 10-Q (to be filed on May 9, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Non-GAAP Financial Measures

Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Historical results were revised from amounts previously reported to reflect only Exelon continuing operations. Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including:

- ***Adjusted operating earnings*** exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix
- ***Adjusted operating and maintenance expense*** excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items as set forth in the reconciliation in the Appendix
- ***Operating ROE*** is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission).
- ***Adjusted cash from operations*** primarily includes cash flows from operating activities adjusted for common dividends, change in cash on hand, and the cash payment to Constellation in accordance with the separation agreement

Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods.

This information is intended to enhance an investor's overall understanding of period over period financial results and provide an indication of Exelon's baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods.

These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies' presentations. Exelon has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented.

Non-GAAP financial measures are identified by the phrase "non-GAAP" or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

First Quarter Results



First Quarter 2022 EPS Results
$0.49
$0.64
BGE
PECO
PHI
ComEd
Corp(1)
Discontinued Ops Adjustment(2)
$0.20
$0.21
$0.13
$0.19
($0.23)
($0.02)
$0.20
$0.21
$0.14
$0.20
($0.09)
($0.02)
Q1 GAAP Earnings
Q1 Adjusted Operating Earnings*

Financial Highlights

- GAAP earnings of $0.49 per share in Q1 2022 vs. $0.53 per share in Q1 2021
- Adjusted operating earnings* of $0.64 per share in Q1 2022 vs. $0.55 per share in Q1 2021
- Successfully completed $2B corporate debt offering

Key Developments

- Completed the separation of Constellation Energy Corp, unlocking significant value for shareholders
- Joined the U.S. DOE's Better Climate Challenge to reduce greenhouse gas emissions by 50% by 2030
- Awarded $2.4 million in scholarships to 24 students at Historically Black Colleges and Universities
- Continued focus on constructive outcomes in our jurisdictions:
  - MD PSC approved Delmarva MD settlement in its electric distribution rate case
  - ComEd filed proposed performance metrics plan with the ICC in January
  - Delmarva DE filed gas base rate application with the DPSC in January
  - PECO filed gas base rate filing with the PAPUC in March
  - ComEd filed final distribution formula rate update with the ICC in April

Note: amounts may not sum due to rounding
(1) Corp Q1 GAAP Earnings includes an adjustment to deferred income taxes in connection with the separation (see slides 22 and 24 in appendix for more detail)
(2) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules; one month of costs included in Q1 2022 for the period prior to separation

Operating Highlights

Operations	Metric	YTD 2022			
		BGE	ComEd	PECO	PHI
Electric Operations	OSHA Recordable Rate[(1)]				
	2.5 Beta SAIFI (Outage Frequency)[(2)]				
	2.5 Beta CAIDI (Outage Duration)[(3)]				
Customer Operations	Customer Satisfaction[(4)]				
Gas Operations	Gas Odor Response[(5)]		No Gas Operations		

Quartile	
Q1	Q2
Q3	Q4

- **Reliability remains a top priority:**
  - ComEd delivered top decile SAIFI performance, while PHI remained top quartile
  - ComEd and PHI scored in the top decile in CAIDI, while PECO sustained top quartile performance
- **Continued to deliver on key customer operations metrics:**
  - BGE, ComEd and PECO achieved top quartile performance in customer satisfaction
- **BGE, PECO and PHI remained top decile in gas odor response, with PHI delivering a perfect score**
- **Focused on improving safety at BGE and PHI**

Note: quartiles are calculated using results reported in 2020 by a panel of peer companies that are deemed most comparable to Exelon's utilities
(1) Reflects the number of work-related injuries or illnesses requiring more than first-aid treatment, per 100 employees (source: EEI Safety Survey, T&D Peer Panel only)
(2) Reflects the average number of interruptions per customer as a YE projection (sources: *First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey*, or *EIA*)
(3) Reflects the average time to restore service to customer interruptions (sources: *First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey*, or *EIA*)
(4) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to *Escalent*
(5) Reflects the percentage of calls responded to in 1 hour or less (sources: *PSE&G Peer Panel Gas Survey* and *AGA Best Practices Survey*)

Q1 2022 QTD Adjusted Operating Earnings* Waterfall



$0.55 (1)
$0.22
$0.17
$0.13
$0.20
($0.08)
($0.09)
Q1 2021
$0.01 Distribution Rates(2)
($0.01) Other(3)
$0.00
ComEd
$0.04
$0.04 Distribution Rates
PECO
$0.01 Distribution and Transmission Rates
($0.01) Depreciation and Amortization
($0.02) Other
($0.02)
BGE
$0.01
$0.03 Distribution and Transmission Rates
($0.01) Storm Costs
($0.01) Depreciation and Amortization
PHI
$0.07 BSC Allocations Adjustment for Discontinued Operations(4)
($0.01) Other(5)
$0.07
($0.01)
HoldCo
$0.64
$0.20
$0.21
$0.14
$0.20
($0.09)
($0.02)
Q1 2022
BGE
PECO
PHI
ComEd
HoldCo
Discontinued Ops Adjustment(4)

Reaffirming 2022 Adjusted Operating Earnings* of $2.18 - $2.32 per share(6)

Note: Amounts may not sum due to rounding
(1) Revised from amounts previously reported to reflect only Exelon continuing operations
(2) Reflects higher rate base and higher allowed electric distribution ROE due to an increase in treasury rates
(3) Primarily reflects the voluntary customer refund related to the ICC investigation of matters identified in the Deferred Prosecution Agreement
(4) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules; one month of costs included in Q1 2022 for the period prior to separation compared to three months of costs included in Q1 2021
(5) Primarily reflects higher interest expense
(6) 2022 earnings guidance based on expected average outstanding shares of 983M. ComEd's 2022E earnings guidance is based on a forward 30-year Treasury yield as of 12/31/2021.

exelon

Exelon's Trailing Twelve Month Earned ROEs*



10.2%
10.2%
10.1%
10.0%
9.7%
9.1%
8.9%
8.7%
8.9%
9.4%
9.3%
9.2%
8.9%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

We expect our consolidated TTM ROEs* to be back within our 9-10% targeted range by year end as timing of equity infusions resolve in the balance of the year

Note: Represents the twelve-month periods ending March 31, 2019-2022, December 31, 2019-2021, September 30, 2019-2021 and June 30, 2019-2021 for Exelon's utilities (excludes Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon's 9-10% targeted range.

Exelon Distribution Rate Case Updates

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Revenue Requirement	Requested ROE / Equity Ratio	Expected Order
DPL MD	SA		FO										$12.5M[1]	9.6% / N/A[2]	Mar 2, 2022
DPL DE Gas	CF						IT	RT		EH			$14.5M[1,3]	10.30% / 49.94%	Q1 2023
PECO[4] Gas			CF			IT	RT	EH	IB RB		FO	FO	$82.1M[1,5]	10.95% / 53.41%	Q4 2022
ComEd[6]				CF		IT	RT		EH	IB RB		FO	$198.8M[1,7]	7.85% / 49.45%	Dec 2022

CF Rate case filed
IT Intervenor direct testimony
RT Rebuttal testimony
EH Evidentiary hearings
IB Initial briefs
RB Reply briefs
FO Final commission order
SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) The settlement agreement is a black box settlement, which reflects a 9.6% ROE that is solely for the purposes of calculating AFUDC and regulatory asset carrying costs. On February 15, 2022, Chief Public Utility Law Judge issued a proposed order approving the settlement agreement without modification The proposed settlement order became the final Commission order on March 2, 2022.
(3) Requested revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Pending approval from the DPSC, Delmarva Power will implement full proposed rates on August 14, 2022, subject to refund.
(4) Reflects preliminary schedule as discussed with ALJ at prehearing conference on April 27th
(5) Requested revenue requirement excludes the transfer of $7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates
(6) Reflects anticipated schedule; actual dates will be determined by ALJ at status hearing
(7) Includes $55M related to the annual reconciliation for 2021, which provides for a ROR of 5.91% and an allowed ROE of 7.78% that reflect a 7bps performance metric penalty. Excludes ~$65M of deferred income tax benefits, which would partially offset the revenue requirement increase (subject to approval of a stipulation in the ICC proceeding).

Path to Clean: Electric Vehicles

Key Developments

- Infrastructure Investment and Jobs Act (IIJA) allocates $7.5 billion to support the build out of a national electric vehicle (EV) network
- Climate and Equitable Jobs Act (CEJA) establishes target to adopt 1 million EVs in Illinois by 2030 and provides a regulatory pathway for utilities to support the investments required for EV infrastructure deployment
- Delaware adopts California's Zero Emission Vehicle (ZEV) regulations
- SB 528 authorizes MD utilities to offer up to $50 million in rebates to local school boards to incentivize the purchase and operation of electric school buses and permits the use of vehicle to grid technologies
- MD EVsmart Program authorizes the installation of up to 950 utility-owned charging stations, provides vehicle charger rebates for residential, multi-family property owners, workplace, and fleet customers, and offers EV Only Time of Use (TOU) rates
- Make-Ready programs in MD, PA, D.C. and NJ offer incentives to cover installation costs, including infrastructure required to energize charging stations across a range of customer segments
- PECO announces L2 Electric Vehicle Charging Pilot rebate program to install EV charging infrastructure at commercial locations

EV Adoption Annual Fuel Cost Savings


in dollars, per year
~($1,075)
$1,500
Gasoline Cost
$425
EV Charging Cost(1)
~($175)
$250
Illustrative EV TOU Charging Cost(1,2)

EV Penetration Targets Across Exelon Jurisdictions by 2045


in thousands of cars
~20x Increase
215
2021(3)
Estimated EV Penetration from State Targets(4)

Exelon's investments will support our jurisdictions' EV targets, providing opportunity for reduced emissions and annual fuel savings for customers

(1) Reflects the DOE eGallon metric, which represents the cost of driving an EV the same distance that a gasoline-powered vehicle could travel on one gallon of gasoline (see https://www.energy.gov/maps/egallon for more information)
(2) Reflects projected cost to charge an EV in two of our jurisdictions with approved TOU and/or Hourly Supply Rates (BGE and ComEd). BGE reflects Total SOS Rate per Filing and Total Distribution Charge for Electric Vehicle Residential Off-Peak, rates effective on 02/01/2022. ComEd Hourly Supply Rate using 20/21 ComEd Zone LMP accounting for losses, Residential Distribution Rate effective 2022 including DFC & IEDT, PJM Service Charges and applicable riders.
(3) Reflects the estimated number of electric vehicles in operation across Exelon's jurisdictions as of December 2021 (source: Electric Power Research Institute)
(4) Reflects the estimated number of EVs required by our jurisdictions for 2025-2045. Excludes PA's target to replace 25% of the state government passenger car fleet with EVs and hybrids by 2025 due to lack of forecast data for government vehicles.

Featured Capital Investments

Pepco's Capital Grid Project: Harvard Substation Rebuild

- **Forecasted project cost:**
  - $220 million
- **In service date:**
  - Project scheduled to be completed in Q2 2023
- **Project scope:**
  - Replace existing Harvard 34/13kV 46.5 MVA Substation with new 230/13kV 210 MVA Gas Insulated Substation; rebuild requires construction of new duct bank to temporarily transfer existing load to neighboring substations
  - Improves grid reliability for customers in the Columbia Heights and Adams Morgan areas by addressing aging infrastructure (originally constructed in 1907) that is approaching 85% capacity
  - New substation provides additional capacity to power the equivalent of 18,000 customers, supporting future load growth and transmission capacity expansion in the District of Columbia



ComEd's Project Goldframe

- **Forecasted project cost:**
  - $39 million
- **In service date:**
  - Completed approximately three months ahead of schedule in September 2021 to support customer's request to accelerate project timeline
- **Project scope:**
  - Installed new 138kV substation and associated equipment, including indoor control building, fifteen 138kV circuit breakers, four capacitor banks and transmission line extensions to the DeKalb area
  - The substation provides capacity to service new load obligations at the Project Goldframe Data Center, which will ultimately become the largest customer on ComEd's system
  - Created 1,200 construction jobs and 50 full-time employee positions in the ComEd territory; wind and solar contracts will offset customer usage, which could promote new renewable development projects



Maintaining a Strong Balance Sheet is a Top Financial Priority


S&P FFO / Debt %*
15%
14%
13%
12%
0%
13-14%
12%
2022-2024E Average(1)
Exelon Downgrade Threshold(2)


Moody's CFO (Pre-WC) / Debt %*
15%
14%
13%
12%
0%
13-14%
12%
2022-2024E Average(1)
Exelon Downgrade Threshold(2)

Credit Ratings[3]	ExCorp	ComEd	PECO	BGE	ACE	DPL	Pepco
Moody's	Baa2	A1	Aa3	A3	A2	A2	A2
S&P	BBB	A	A	A	A	A	A
Fitch	BBB	A	A+	A	A	A	A

Strong balance sheet and low-risk attributes provide strategic and financial flexibility

(1) 2022 - 2024 average internal estimate based on S&P and Moody's methodology, respectively
(2) S&P and Moody's downgrade thresholds based on their published reports for Exelon Corp
(3) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco

Delivering Sustainable Value as the Premier T&D Utility

SUSTAINABLE VALUE

✓ **Strong Growth Outlook:** ~$29B of T&D capital from 2022-2025 to meet customer needs, resulting in expected rate base growth of 8.1% and fully regulated operating EPS* growth of 6-8% from 2021-2025[1]

✓ **Shareholder Returns:** Targeting a ~60% dividend payout ratio of operating earnings* and growth in-line with those earnings through 2025



Industry-Leading Platform
Financial Discipline
Sustainable Value
Operational Excellence
Leading ESG Profile

INDUSTRY-LEADING PLATFORM

✓ **Size and Scale:** Largest T&D utility in the country serving 10+ million customers

✓ **Diversified Rate Base:** Operate across 7 different regulatory jurisdictions

✓ **Large Urban Footprint:** Geographically positioned to lead the clean energy buildout in our densely-populated territories

OPERATIONAL EXCELLENCE

✓ **Safely Powering Reliability and Resilience:** Track record of top quartile reliability performance

✓ **Delivering a World-Class Customer Experience:** Helping customers take control of energy usage while delivering top quartile customer satisfaction results

✓ **Constructive Regulatory Environments:** ~100% of rate base growth covered by alternative recovery mechanisms and ~77% decoupled from volumetric risk

LEADING ESG PROFILE

✓ **No Owned Generation Supply:** Pure-play T&D utility

✓ **Advancing Clean and Affordable Energy Choices:** Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates

✓ **Supporting Communities:** Powering the economic health of the diverse communities we serve, while advancing social equity

FINANCIAL DISCIPLINE

✓ **Strong Balance Sheet:** Maintain balance sheet capacity to firmly support investment grade credit ratings

✓ **Organic Growth:** Reinvestment of free cash to fund utility capital programs with no more than $1B of equity expected through 2025

(1) Based off the midpoint of Exelon's 2021 Adjusted EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022

Additional Disclosures

Exelon Long-Term Debt Maturity Profile(1,2)

As of 3/31/2022
($M)

LT Debt Balances (as of 3/31/22)(1,2)	
BGE	$4.0B
ComEd	$10.7B
PECO	$4.4B
PHI	$8.2B
Corp(4)	$10.3B
Exelon	**$37.6B**



910
1,150
850
850
833
500
807
850
750
360
650
997
303
600
1,250
1,178
585
908
763
295
175
833
1,430
675
700
600
1,400
650
1,225
741
1,200
750
1,275
2,150
1,550
1,650
750
2,150
1,125
700
2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050 2051 2052
EXC Regulated(3)
Corp(4)

Exelon's weighted average LTD maturity is approximately 16 years

(1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium
(2) Long-term debt balances reflect 2022 Q1 10-Q GAAP financials, which include items listed in footnote 1
(3) Includes $185M PHI HoldCo notes maturing August 15, 2032
(4) Includes $258M intercompany loan from Exelon Corporate to ExGen (Legacy CEG notes maturing April 1, 2032), which was settled upon close

exelon

EPS* Sensitivities

Interest Rate Sensitivity to +50bp	2022E	2023E
ComEd Distribution ROE[1]	$0.04	$0.04
Cost of Debt[2]	$(0.01)	$(0.01)

Exelon Consolidated Effective Tax Rate	13.6%	15.1%
Exelon Consolidated Cash Tax Rate	0.3%	4.1%

Note: reflects sensitivities and tax rates as presented at Analyst Day in January 2022. Pension was evaluated based on a +50bp move and deemed to be immaterial.
(1) Reflects full year impact to a +50bp increase on the 30-Year US Treasury Yield
(2) Reflects full year impact to a +50bp increase on Corporate debt

Rate Case Details

Delmarva MD Distribution Rate Case Filing

Rate Case Filing Details	
Formal Case No.	9670
Test Year	October 1, 2020 – September 30, 2021
Test Period	12 Months Actual
Common Equity Ratio	N/A
Rate of Return	ROE: 9.6%[1]; ROR: N/A
Rate Base (Adjusted)	N/A
Revenue Requirement Increase	$12.5M[1,2]
Residential Total Bill % Increase	1.7%

Notes

- September 1, 2021, Delmarva Power filed an application with the Maryland Public Service Commission (MDPSC) seeking an increase in electric distribution base rates
- January 24, 2022, Delmarva Power filed a settlement agreement with the MDPSC
- February 15, 2022, Chief Public Utility Law Judge issued a proposed order approving the settlement agreement without modification. The proposed settlement order became the final Commission order on March 2, 2022.

Detailed Rate Case Schedule

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug
Filed rate case		▲ 9/1/2021											
Intervenor testimony					▲ 12/2/2021								
Rebuttal testimony					▲ 12/23/2021								
Settlement agreement						▲ 1/24/2022							
Settlement evidentiary hearings						▲ 1/28/2022							
Commission order								▲ 3/2/2022					

(1) ROE is used solely for calculating AFUDC and regulatory asset carrying costs
(2) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings

exelon

Delmarva DE (Gas) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	22-0002
Test Year	January 1, 2021 – December 31, 2021
Test Period	12 Months Actual
Proposed Common Equity Ratio	49.94%
Proposed Rate of Return	ROE: 10.30%; ROR: 6.92%
Proposed Rate Base (Adjusted)	$496.8M
Requested Revenue Requirement Increase	$14.5M(1,2)
Residential Total Bill % Increase	12.2%

Notes

- January 14, 2022, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in gas distribution base rates
- Size of ask is driven by continued investments in gas distribution system to maintain and increase reliability and customer service
- On February 28, 2022, DPL DE filed supplemental direct testimony requesting an updated revenue requirement of $14.5M based on twelve months actual test period ending December 31, 2021

Detailed Rate Case Schedule

Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | Jan | Feb | Mar | Apr

Milestone	Date
Filed rate case	1/14/2022
Intervenor testimony	7/1/2022
Rebuttal testimony	8/15/2022
Evidentiary hearings	10/24/2022 - 10/27/2022
Initial briefs	
Reply briefs	
Commission order expected	Q1 2023

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Requested revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Pending approval from the DPSC, Delmarva Power will implement full proposed rates on August 14, 2022, subject to refund.

PECO (Gas) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	R-2022-3031113
Test Year	January 1, 2023 – December 31, 2023
Test Period	12 Months Budget
Proposed Common Equity Ratio	53.41%
Proposed Rate of Return	ROE: 10.95%; ROR: 7.68%
Proposed Rate Base (Adjusted)	$2,884.1M
Requested Revenue Requirement Increase	$82.1M[1,2]
Residential Total Bill % Increase	13.0%

Notes

- March 31, 2022, PECO filed a general base rate filing with the Pennsylvania Public Utility Commission (PAPUC) seeking an increase in gas distribution base rates
- This rate increase will support significant investments in infrastructure to further improve safety, reliability and customer service for our customers, as well as increase in O&M expense

Detailed Rate Case Schedule[3]

Milestone	Date
Filed rate case	3/31/2022
Intervenor testimony	6/22/2022
Rebuttal testimony	7/21/2022
Evidentiary hearings	8/11/2022 - 8/12/2022
Initial briefs	9/7/2022
Reply briefs	9/19/2022
Commission order expected	11/2022 – 12/2022

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Requested revenue requirement excludes the transfer of $7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates
(3) Reflects preliminary schedule as discussed with ALJ at prehearing conference on April 27th

ComEd Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	22-0302
Test Year	January 1, 2021 – December 31, 2021
Test Period	2021 Actual Costs + 2022 Projected Plant Additions
Proposed Common Equity Ratio	49.45%
Proposed Rate of Return	ROE: 7.85%; ROR: 5.94%
Proposed Rate Base (Adjusted)	$13,883M
Requested Revenue Requirement Increase	$198.8M[1,2]
Residential Total Bill % Increase	2.7%

Notes

- April 15, 2022, ComEd filed its final annual distribution formula rate update with the Illinois Commerce Commission (ICC) seeking a $198.8M increase to distribution base rates
- Rate increase amount is driven by higher treasury yields and continued investment in infrastructure that will enhance the reliability of the grid and enable advancement of clean technologies and renewable energy

Detailed Rate Case Schedule[3]

Milestone	Date
Filed rate case	4/15/2022
Intervenor testimony	6/2022
Rebuttal testimony	7/2022
Evidentiary hearings	9/2022
Initial briefs	10/2022
Reply briefs	10/2022
Commission order expected	12/2022

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Includes $55M related to the annual reconciliation for 2021, which provides for a ROR of 5.91% and an allowed ROE of 7.78% that reflect a 7bps performance metric penalty. Excludes ~$65M of deferred income tax benefits, which would partially offset the revenue requirement increase (subject to approval of a stipulation in the ICC proceeding).
(3) Reflects anticipated schedule; actual dates will be determined by ALJ at status hearing

Reconciliation of Non-GAAP Measures

Projected GAAP to Operating Adjustments

- **Exelon's projected 2022 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following:**
  - Costs related to the separation;
  - Adjustment to deferred income taxes in connection with the separation, including an income tax expense primarily due to the long-term marginal state income tax rate change, the recognition of valuation allowances against the net deferred tax assets positions for certain standalone state filing jurisdictions, and nondeductible transactions costs; and
  - Other items not directly related to the ongoing operations of the business.

GAAP to Non-GAAP Reconciliations[1]

S&P FFO/Debt[2] = FFO (a) / Adjusted Debt (b)

Moody's CFO (Pre-WC)/Debt[3] = CFO (Pre-WC) (c) / Adjusted Debt (d)

S&P FFO Calculation[2]

GAAP Operating Income
+ Depreciation & Amortization
= EBITDA
- Cash Paid for Interest
+/- Cash Taxes
+/- Other S&P FFO Adjustments
= FFO (a)

S&P Adjusted Debt Calculation[2]

Long-Term Debt
+ Short-Term Debt
+ Underfunded Pension (after-tax)
+ Underfunded OPEB (after-tax)
+ Operating Lease Imputed Debt
- Cash on Balance Sheet
+/- Other S&P Debt Adjustments
= Adjusted Debt (b)

Moody's CFO (Pre-WC) Calculation[3]

Cash Flow From Operations
+/- Working Capital Adjustment
+/- Other Moody's CFO Adjustments
= CFO (Pre-Working Capital) (c)

Moody's Adjusted Debt Calculation[3]

Long-Term Debt
+ Short-Term Debt
+ Underfunded Pension (pre-tax)
+ Operating Lease Imputed Debt
+/- Other Moody's Debt Adjustments
= Adjusted Debt (d)

(1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures
(2) Calculated using S&P Methodology
(3) Calculated using Moody's Methodology

Q1 GAAP EPS Reconciliation

Three Months Ended March 31, 2022	ComEd	PECO	BGE	PHI	Other	Exelon
2022 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.19	$0.21	$0.20	$0.13	($0.25)	$0.49
Separation costs	0.01	-	-	-	-	0.02
Income tax-related adjustments	-	-	-	-	0.13	0.14
2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.20	$0.21	$0.20	$0.14	($0.11)	$0.64

Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Includes certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

Q1 GAAP EPS Reconciliation (continued)

Three Months Ended March 31, 2021	ComEd	PECO	BGE	PHI	Other	Exelon
2021 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.20	$0.17	$0.21	$0.13	($0.18)	$0.53
Acquisition related costs	-	-	-	-	0.01	0.01
ERP System Implementation	-	-	-	-	-	0.01
Separation costs	-	-	-	-	-	0.01
2021 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.20	$0.17	$0.22	$0.13	($0.17)	$0.55

Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Other and Exelon amounts are revised from amounts previously reported to reflect only Exelon continuing operations and include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.

GAAP to Non-GAAP Reconciliations

Exelon Operating TTM ROE Reconciliation ($M)[1]	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Net Income (GAAP)	$1,841	$2,214	$2,243	$2,225	$2,242
Operating Exclusions	$249	$36	$42	$82	$88
Adjusted Operating Earnings	$2,090	$2,250	$2,284	$2,307	$2,331
Average Equity	$23,598	$23,882	$24,651	$24,967	$26,217
Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)	**8.9%**	**9.4%**	**9.3%**	**9.2%**	**8.9%**

Exelon Operating TTM ROE Reconciliation ($M)[1]	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Net Income (GAAP)	$1,967	$2,011	$2,037	$2,065	$2,060	$1,728	1,747	1,737
Operating Exclusions	$33	$31	$33	$30	$31	$254	243	246
Adjusted Operating Earnings	$1,999	$2,042	$2,070	$2,095	$2,091	$1,982	1,990	1,984
Average Equity	$19,639	$20,111	$20,500	$20,913	$21,502	$21,885	22,329	22,690
Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)	**10.2%**	**10.2%**	**10.1%**	**10.0%**	**9.7%**	**9.1%**	**8.9%**	**8.7%**

(1) Represents the twelve-month periods ending March 31, 2019-2022, December 31, 2019-2021, September 30, 2019-2021 and June 30, 2019-2021 for Exelon's utilities (excludes Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to other SEC filings due to rounding.

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Thank you

Please direct all questions to the Exelon Investor Relations team:

InvestorRelations@ExelonCorp.com

312-394-2345

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